SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report: September 26, 1996

                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

  VIRGINIA                    0-23954                    54-1589139
 (State of                  (Commission                 (IRS Employer
Incorporation)              File Number)              Identification No.)

         306 East Main Street
         Richmond, Virginia                  23219
         (Address of principal              (Zip Code)
         executive offices)

               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                      Index

                                    Page No.

Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits

     a.  Independent Auditors' Report
         (Sterling Chase Apartments)

         Historical Statement of Income and
          Direct Operating Expenses
          (Sterling Chase Apartments)

         Note to Historical Statement of
          Income and Direct Operating
          Expenses (Sterling Chase Apartments)

     b.  Independent Auditors' Report
          (Parkside at Woodlake Apartments)

         Historical Statement of Income and
          Direct Operating Expenses
          (Parkside at Woodlake Apartments)

         Note to Historical Statement of
           Income and Direct Operating
           Expenses (Parkside at Woodlake Apartments)

     c. Pro Forma Statement of Operations for the Nine Months ended September 30, 1996
          (unaudited)

        Pro Forma Statement of Operations
          for the Year ended December 31, 1995
          (unaudited)

     d. Exhibits

          23.1     Consent of Independent Auditors

          23.2     Consent of Independent Auditors

         The Company hereby amends and restates Item 7.a., 7.b. and 7.c. of its Current Report on Form 8-K dated September 26, 1996 as follows:

                                    ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Sterling Chase Apartments located in Charlotte, North Carolina for the twelve month period ended August 31, 1996. This statement is the responsibility of the management of Sterling Chase Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Sterling Chase Apartments (as defined above) for the twelve month period ended August 31, 1996, in conformity with generally accepted accounting principles.


                                                   /s/ L.P. Martin & Co., P.C.


Richmond, Virginia
October 24, 1996

                           STERLING CHASE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY



                      TWELVE MONTHS ENDED AUGUST 31, 1996



INCOME
------
     Rental and Other Income                                   $1,615,746
                                                                ---------


DIRECT OPERATING EXPENSES
-------------------------
        Administrative and Other                                  131,259
        Insurance                                                  13,556
        Repairs and Maintenance                                   233,123
        Taxes, Property                                           108,250
        Utilities                                                  68,086
                                                                ---------

             TOTAL DIRECT OPERATING EXPENSES                      554,274
                                                                ---------

             Operating income exclusive of items not
             comparable to the proposed future operations
             of the property                                   $1,061,472
                                                                =========

See accompanying note to the financial statement.

                           STERLING CHASE APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                      TWELVE MONTHS ENDED AUGUST 31, 1996


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------

Sterling Chase Apartments is a 272 unit residential garden style apartment complex located on 25.85 acres in Charlotte, North Carolina. Living space totals 190,256 square feet.

During the financial statement period, the assets comprising the property were owned by Sterling Apartments, LLC. Cornerstone Realty Income Trust, Inc. purchased the property in September 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization and management fees.

                                    ITEM 7.b.

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia


We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Parkside at Woodlake Apartments located in Durham, North Carolina for the twelve month period ended September 30, 1996. This statement is the responsibility of the management of Parkside at Woodlake Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Parkside at Woodlake Apartments (as defined above) for the twelve month period ended September 30, 1996, in conformity with generally accepted accounting principles.


                                                  /s/L.P. Martin & Co., P.C.


Richmond, Virginia
December 10, 1996

                        PARKSIDE AT WOODLAKE APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY


                     TWELVE MONTHS ENDED SEPTEMBER 30, 1996



INCOME
------
    Rental and Other Income                              $  653,152
                                                          ---------


DIRECT OPERATING EXPENSES
-------------------------
    Administrative and Other                                258,746
    Insurance                                                23,053
    Repairs and Maintenance                                  94,280
    Taxes, Property                                          43,820
    Utilities                                                34,669
                                                          ---------


         TOTAL DIRECT OPERATING EXPENSES                    454,568
                                                          ---------


         Operating income exclusive of items not
         comparable to the proposed future operations
         of the property                                 $  198,584
                                                          =========

See accompanying notes to the financial statement.

                        PARKSIDE AT WOODLAKE APARTMENTS


         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY


                     TWELVE MONTHS ENDED SEPTEMBER 30, 1996





NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------


Parkside At Woodlake Apartments is a 266 unit residential garden style apartment complex located on 22.75 acres in Durham, North Carolina. Living space totals 230,172 square feet.

During the financial statement period, the assets comprising the property were owned by an entity nonaffiliated with Cornerstone Realty Income Trust, Inc. Cornerstone Realty Income Trust, Inc. purchased the property effective September 30, 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, legal fees, accounting fees and management fees.

                                    ITEM 7.c.

Pro Forma Statement of Operations for the nine months ended September 30, 1996 (unaudited)

The accompanying unaudited Pro Forma Statement of Operations for the nine months ended September 30, 1996 is presented as if (a) the Company had owned the acquired properties shown below on January 1, 1996, (b) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the year, and (c) the Company had used proceeds from its offering to acquire the properties. The unadjusted Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if such transactions, in fact, had occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.



                                          Historical     Meadows     West Eagle    Ashley Park    Arbor Trace    Longmeadow
                                         Statement of  Pro Forma     Pro Forma     Pro Forma      Pro Forma      Pro Forma
                                          Operations    Adjustment   Adjustments   Adjustment    Adjustments     Adjustments
                                         -----------------------------------------------------------------------------------
Date of Acquisitions                              -      1/31/96       3/1/96       3/1/96         3/1/96         4/1/96

Revenues from rental properties          $26,714,877     $90,006      $127,302     $284,403       $138,795       186,114
Rental expenses:
         Utilities                         2,429,910       7,903         7,327       16,769         14,849         9,440
         Repairs and maintenance           3,119,215      14,553        22,819       39,027         19,702        25,542
         Taxes and insurance               2,351,444       5,273         9,776       27,496         10,819        14,262
         Property management               1,226,873           -             -            -              -             -
         Advertising                         766,021       1,484         3,066        3,213          3,215         5,455
         General and administrative          825,992           -             -            -              -             -
         Amortization                         22,923           -             -            -              -             -
         Depreciation of rental property   5,155,108           -             -            -              -             -
         Other                             2,272,863       4,452         9,198       18,542          9,645        16,367
                                         -----------------------------------------------------------------------------------
                                          18,170,349      33,665        52,186      105,047         58,230        71,066

Income before interest income (expense)    8,544,528      56,341        75,116      179,356         80,565       115,048
Interest income                              237,651           -             -            -              -             -
Interest expense                            (554,648)          -             -            -              -             -
                                         -----------------------------------------------------------------------------------
Net Income                                $8,227,531     $56,341       $75,116     $179,356        $80,565      $115,048

Net income per share                           $0.46
                                               -----
Wgt. avg. number of shares outstanding    17,696,096
                                          ----------







                                         Trophy Chase    Beacon Hill    Summerwalk     Willow Creek    Meadowcreek    Lexington
                                         Pro Forma       Pro Forma      Pro Forma     Pro Forma        Pro Forma     Pro Forma
                                         Adjustments     Adjustments    Adjustments    Adjustment      Adjustments   Adjustments
                                         ---------------------------------------------------------------------------------------
Date of Acquisitions                       4/1/96         5/1/96         5/1/96         5/1/96          5/31/96       6/26/96

Revenues from rental properties           217,183        684,622        297,115        418,247          671,043       345,237
Rental expenses:
         Utilities                         21,899         48,373         23,038         30,473           32,330        62,247
         Repairs and maintenance           39,180         68,173         59,973         68,918           90,083        97,819
         Taxes and insurance               13,830         58,443         15,663         38,620           50,931        41,086
         Property management                    -              -              -              -                -             -
         Advertising                        5,819         12,974          7,559         10,041           12,198        10,293
         General and administrative             -              -              -              -                -             -
         Amortization                           -              -              -              -                -             -
         Depreciation of rental property        -              -              -              -                -             -
         Other                             17,458         38,922         22,676         30,122           36,593        30,878
                                         ---------------------------------------------------------------------------------------
                                           98,186        226,885        128,909        178,174          222,135       242,323

Income before interest income (expense)   118,997        457,737        168,206        240,073          448,908       102,914
Interest income                                 -              -              -              -                -             -
Interest expense                                -              -              -              -                -             -
                                         ---------------------------------------------------------------------------------------
Net Income                               $118,997       $457,737       $168,206       $240,073         $448,908      $102,914

Net income per share

Wgt. avg. number of shares outstanding







                                            Oak Park     Paces Glen    Doctors Park   Hampton Glen   Sterling Chase
                                           Pro Forma    Pro Forma      Pro Forma       Pro Forma        Pro Forma
                                           Adjustments   Adjustment    Adjustments     Adjuents      Adjustments
                                         --------------------------------------------------------------------------
Date of Acquisitions                        7/1/96       7/19/96         8/1/96        8/1/96          9/1/96

Revenues from rental properties          1,038,285       628,639        509,713       970,246        1,077,164
Rental expenses:
         Utilities                         102,411        39,060         25,951        56,883           45,391
         Repairs and maintenance           221,613        92,090        122,995       130,430          155,415
         Taxes and insurance                49,192        46,834         47,162        62,436           81,204
         Property management                     -             -              -             -                -
         Advertising                        23,992        14,827          9,500        24,998           21,877
         General and administrative              -             -              -             -                -
         Amortization                            -             -              -             -                -
         Depreciation of rental property         -             -              -             -                -
         Other                              71,976        44,481         28,499        74,993           65,629
                                         --------------------------------------------------------------------------
                                           469,184       237,292        234,107       349,740          369,516

Income before interest income (expense)    569,101       391,347        275,606       620,506          707,648
Interest income                                  -             -              -             -                -
Interest expense                                 -             -              -             -                -
                                         --------------------------------------------------------------------------
Net Income                                $569,101      $391,347       $275,606      $620,506         $707,648

Net income per share

Wgt. avg. number of shares outstanding






                                           Parkside         1996
                                           Pro Forma       Pro Forma        Total
                                        Adjustments     Adjustments     Pro Forma
                                        -----------------------------------------
Date of Acquisitions                      9/30/96                -              -

Revenues from rental properties           653,152                -     35,052,143
Rental expenses:
         Utilities                         34,669                -      3,008,923
         Repairs and maintenance           94,280                -      4,481,827
         Taxes and insurance               66,873                -      2,991,344
         Property management                    -          462,536      1,689,409
         Advertising                       64,687                -      1,001,219
         General and administrative             -           97,860        923,852
         Amortization                           -                -         22,923
         Depreciation of rental property        -        1,615,228      6,770,336
         Other                            194,059                -      2,987,353
                                        -----------------------------------------
                                          454,568        2,175,624     23,877,186

Income before interest income (expense)   198,584       (2,175,624)    11,174,957
Interest income                                 -                -        237,651
Interest expense                                -       (1,001,821)    (1,556,469)
                                        -----------------------------------------
Net Income                               $198,584       (3,177,445)     9,856,139

Net income per share                                                          .47
                                                                              ---
Wgt. avg. number of shares outstanding                                 20,766,771
                                                                       ----------



The pro forma adjustments give effect to the actual rental income and expenses for the properties for the period in 1996 prior to their acquisition by the Company. Notes to the Pro Forma Statement of Operations are as follows: (1) property management expense has been adjusted based on the Company's contractual arrangement, and (2) depreciation has been adjusted based on the Company's depreciable basis of the acquired properties of $116 the respective periods prior to their acquisition. The pro forma rental income and expenses of each property are based on the annual financial results of each respective property as obtained in an audit by an independent auditor. Since Parkside apartments was under construction in 1995 and 1996 and full operations did not commence until the second quarter of 1996, the pro forma adjustments reflect this time period. Management believes these results are representative of the actual results of operations for the periods in which the Company did not own the
properties.   The pro forma weighted average number of shares includes the number of shares necessary of provide proceeds adequate to finance the purchase price of most properties. The Company financed the purchase price of Sterling Chase and Parkside apartments with proceeds from the line of credit. Interest expense associated with the line of credit financing was calculated with the interest rate available at the time of acquisition and based on the number on
months the property had been in operation in the year of acquisition.   The
Company executed a $5,500,000 unsecured note in conjunction with the purchase of
Lexington Towers.   The payment terms were more favorable than the line of
credit. The principal balance is due on January 1, 1999 and is prepayable at any time.

Pro Forma Statement of Operations for the year ended December 31, 1995 (unaudited) The accompanying unaudited Pro Forma Statement of Operations for the year ended December 31, 1995 is presented as if (a) the Company had owned the acquired properties shown below on January 1, 1995, (b) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the year, and (c) the Company had used proceeds from its offering to acquire the properties. The unadjusted Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if such transactions, in fact, had occurred on January 1, 1995, nor does it purport to represent the results of operations for future periods.

                                            Historical                   1995      Meadows      West Eagle   Ashley Park
                                           Statement of    1995      Pro Forma    Pro Forma     Pro Forma    Pro Forma
                                            Operations  Acquisitions  Adjustments Adjustments   Adjustments  Adjustments
Date of Acquisitions                                 -           -        -         1/31/96     3/1/96       3/1/96

Revenues from rental properties             $16,300,821  $7,778,024       -      $1,080,070      $763,810 $1,706,415
Rental expenses:
         Utilities                            1,676,938    577,495        -          94,834        43,960    100,612
         Repairs and maintenance              2,042,819  1,442,619        -         174,632       136,915    234,163
         Taxes and insurance                  1,342,427    677,381        -          63,281        58,657    164,974
         Property management                    896,521      -         $451,856          -           -           -
         Advertising                            378,089    180,896        -          17,808        18,397     19,275
         General and administrative             609,969      -          112,858          -           -           -
         Amortization                            30,564      -            -              -           -           -
         Depreciation of rental property      2,788,818      -        1,316,783          -           -           -
         Other                                1,283,396    542,686        -          53,425        55,189    111,254
                                            -----------------------------------------------------------------------------
                                             11,049,541  3,421,077    1,881,497     403,980       313,118    630,278

Income before interest income (expense)       5,251,280  4,356,947 (  1,881,497)    676,090       450,692  1,076,137
Interest income                                 226,555      -            -              -           -           -
Interest expense                               (248,120)     -            -              -           -           -
                                            -----------------------------------------------------------------------------
Net Income                                   $5,229,715  $4,356,947 ($1,881,497)   $ 676,090      $450,692 $1,076,137

Net income per share                              $0.64
                                             ------------
Wgt. avg. number of shares outstanding        8,176,803
                                             ------------





                                           Arbor Trace   Longmeadow    Trophy Chase   Beacon Hill   Summerwalk     Willow Creek
                                           Pro Forma     Pro Forma     Pro Forma      Pro Forma     Pro Forma      Pro Forma
                                           Adjustments   Adjustments   Adjustments    Adjustment    Adjustments    Adjustments
Date of Acquisitions                       3/1/96         4/1/96        4/1/96         5/1/96        5/1/96        5/1/96

Revenues from rental properties            $832,771         744,456       868,732     2,053,866        891,345      1,254,741
Rental expenses:
         Utilities                           89,092          37,759        87,594       145,120         69,113         91,419
         Repairs and maintenance            118,212         102,168       156,719       204,519        179,920        206,755
         Taxes and insurance                 64,914          57,047        55,321       175,329         46,988        115,859
         Property management                   -              -             -             -              -             -
         Advertising                         19,290          21,822        23,277        38,923         22,676         30,122
         General and administrative            -                -           -             -              -             -
         Amortization                          -                -           -             -              -             -
         Depreciation of rental property       -                -           -             -              -             -
         Other                               57,869          65,465        69,831       116,767         68,029         90,365
                                          ---------------------------------------------------------------------------------------
                                            349,377         284,261       392,742       680,658        386,726        534,520

Income before interest income (expense)     483,394         460,195       475,990     1,373,208        504,619        720,221
Interest income                                -                -             -              -             -             -
Interest expense                               -                -             -              -             -             -
                                          ---------------------------------------------------------------------------------------
Net Income                                  $483,394        $460,195      $475,990   $1,373,208        $504,619       $720,221

Net income per share

Wgt. avg. number of shares outstanding







                                           Meadowcreek    Lexington      Oak Park     Paces Glen    Doctors Park    Hampton Glen
                                            Pro Forma      Pro Forma     Pro Forma    Pro Forma     Pro Forma       Pro Forma
                                           Adjustments    Adjustment    Adjustments   Adjustments   Adjustments     Adjustments
Date of Acquisitions                        5/31/96        6/26/96        7/1/96      7/19/96        8/1/96          8/1/96

Revenues from rental properties            1,610,504       690,473        2,076,569   1,160,564     873,794         1,663,279
Rental expenses:
         Utilities                            77,592       124,494          204,822      72,111      44,488            97,514
         Repairs and maintenance             216,198       195,638          443,226     170,012     210,849           223,594
         Taxes and insurance                 122,234        82,172           98,383      86,463      80,849           107,033
         Property management                   -             -                -          -           -                 -
         Advertising                          29,275        20,585           47,984      27,373      16,286            42,853
         General and administrative            -             -                -          -           -                 -
         Amortization                          -             -                -          -           -                 -
         Depreciation of rental property       -             -                -          -           -                 -
         Other                                87,824        61,756          143,951      82,119      48,856           128,560
                                          ---------------------------------------------------------------------------------------
                                             533,123       484,645          938,366     438,078     401,328           599,554

Income before interest income (expense)    1,077,381       205,828        1,138,203     722,486     472,466         1,063,725
Interest income                                  -              -               -          -           -                -
Interest expense                                 -           -                  -          -           -                -
                                          ---------------------------------------------------------------------------------------
Net Income                                 $1,077,381      $205,828       $1,138,203    $722,486    $472,466        $1,063,725

Net income per share

Wgt. avg. number of shares outstanding





                                          Sterling Chase     1996
                                          Pro Forma        Pro Forma        Total
                                          Adjustments     Adjustments     Pro Forma
Date of Acquisitions                        9/1/96             -                 -

Revenues from rental properties          1,615,746             -        $43,965,980
Rental expenses:
         Utilities                          68,086             -          3,703,043
         Repairs and maintenance           233,123             -          6,692,081
         Taxes and insurance               121,806             -          3,521,118
         Property management                 -             1,100,107      2,446,484
         Advertising                        32,815             -            987,746
         General and administrative          -               273,709        996,536
         Amortization                        -                 -             30,564
         Depreciation of rental property     -             3,826,565      7,932,166
         Other                              98,444             -          3,165,786
                                         ------------------------------------------
                                           554,274         5,200,381     29,477,524

Income before interest income (expense)  1,061,472        (5,200,381)    14,488,456
Interest income                                -               -            226,555
Interest expense                               -          (1,076,259)    (1,324,379)
                                         ------------------------------------------
Net Income                               $1,061,472       (6,276,640)    13,390,632

Net income per share                                                            .56
                                                                         -----------
Wgt. avg. number of shares outstanding                                   23,924,097
                                                                         -----------










The pro forma adjustments give effect to the actual rental income and expenses for the properties for the period in 1996 prior to their acquisition by the Company. Notes to the Pro Forma Statement of Operations are as follows: (1) property management expense has been adjusted based on the Company's contractual arrangement, and (2) depreciation has been adjusted based on the Company's depreciable basis of the acquired properties of $162,790,940, a 27.5 year life and the respective periods prior to their acquisition. The pro forma rental income and expenses of each property are based on the annual financial results of each respective property as obtained in an audit by an independent auditor. Since Parkside apartments was under construction in 1995 and 1996 and full operations did not commence until the second quarter of 1996, no pro forma adjustments were made. Management believes these results are representative of the actual results of operations for the periods in which the Company did not
own the properties.   The pro forma weighted average number of shares includes
the number of shares necessary of provide proceeds adequate to finance the purchase price of most properties. The Company financed the purchase price of Sterling Chase apartments with proceeds from the line of credit. Interest expense associated with the line of credit financing was calculated with the interest rate available at the time of acquisition and based on the number on
months the property had been in operation in the year of acquisition.   The
Company executed a $5,500,000 unsecured note in conjunction with the purchase of
Lexington Towers.   The payment terms were more favorable than the line of
credit. The principal balance is due on January 1, 1999 and is prepayable at any time.

Pro Forma Statement of Operations for the year ended December 31, 1995
(unaudited)

The following schedule provides detail of 1995 acquisitions by properly included in the Pro Forma Statement of Operations for the year ended December 31, 1995.



                                           Sterling Pointe   Breckinridge     Magnolia     Bay Watch      Hanover
                                              Pro Forma        Pro Forma     Pro Forma     Pro Forma     Pro Forma
                                             Adjustments      Adjustments   Adjustments   Adjustments   Adjustments
                                           ---------------   ------------   -----------   -----------   -----------
Date of Acquisition                             4/1/95          6/21/95        6/1/95       7/18/95       8/22/95

Property operations
  Revenues from rental properties             $374,940          $487,168      $429,620      $563,622      $636,160
  Rental expenses:
        Utilities                               17,682            35,962        30,289        83,187        44,983
        Repairs and maintenance                 56,047           112,044        97,415        99,880       118,199
        Taxes and insurance                     38,868            45,426        46,920        32,555        47,354
        Property management                       --                --            --            --            --
        Advertising                             11,857            13,508         8,733        18,415        14,269
        General and administrative                --                --            --           --             --
        Amortization                              --                --            --           --             --
        Depreciation of rental property           --                --            --           --             --
        Other                                   35,570            40,526        26,198        55,244        42,808
                                              ---------         ---------     ---------    ----------     ---------
                                               160,024           247,466       209,555       289,281       267,613
                                              ---------         ---------     ---------    ----------     ---------
Income before interest income (expense)        214,916           239,702       220,065       274,341       368,547
Interest income                                   --                --            --           --             --
Interest expense                                  --                --            --           --             --
                                              ---------         ---------     ---------    ----------     ---------
Net Income                                    $214,916          $239,702      $220,065      $274,341      $368,547
                                              ---------         ---------     ---------    ----------     ---------


                                             Mill Creek       Glen Eagles     Sailboat    Tradewinds      Osprey         1995
                                              Pro Forma        Pro Forma     Pro Forma     Pro Forma     Pro Forma    Acquisition
                                             Adjustments      Adjustments   Adjustments   Adjustments   Adjustments   Adjustments
                                           ---------------   ------------   -----------   -----------   -----------  ------------
Date of Acquisition                            9/22/95         10/26/95       11/1/95       11/9/95       11/16/95

Property operations
  Revenues from rental properties             $906,560          $804,873     $1,486,737    $1,350,803      $737,541   $7,778,024
  Rental expenses:
        Utilities                               34,986            31,564        116,080       102,607        80,155      577,495
        Repairs and maintenance                131,318           137,482        322,516       189,926       177,792    1,442,619
        Taxes and insurance                     92,438            75,170        119,629       119,817        59,204      677,381
        Property management                       --                --             --            --            --           --
        Advertising                             18,112            16,163         39,868        32,962        10,009      180,896
        General and administrative                --                --             --             --           --           --
        Amortization                              --                --             --             --           --           --
        Depreciation of rental property           --                --             --             --           --           --
        Other                                   54,335            48,490        110,604        98,888        30,023      542,686
                                              ---------        ----------    -----------    ----------   -----------  -----------
                                               331,189           308,869        705,697       544,200       357,183    3,421,077
                                              ---------        ----------    -----------    ----------   -----------  -----------
Income before interest income (expense)        575,371           496,004        781,040       806,603       380,358    4,356,947
Interest income                                   --                --             --             --           --           --
Interest expense                                  --                --             --             --           --           --
                                              ---------        ----------    -----------    ----------   -----------  -----------
Net income                                    $575,371          $496,004     $  781,040      $806,603      $380,358   $4,356,947
                                              ---------        ----------    -----------    ----------   -----------  -----------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cornerstone Realty Income Trust, Inc.

Date: December __, 1996        By:_______________________________
                                  Stanley J. Olander, Jr.
                                  Chief Financial Officer of
                                   Cornerstone Realty Income
                                   Trust, Inc.

                                  EXHIBIT INDEX

                      Cornerstone Realty Income Trust, Inc.
                Form 8-K/A for Form 8-K dated September 26, 1996

Exhibit Number     Exhibit                                     Page Number

    23.1           Consent of Independent Auditors

    23.2           Consent of Independent Auditors

                                      -17-